UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 28, 2007

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9305	43-1273600
State or other jurisdiction of incorporation or organization	Commission File No.	I.R.S. Employer Identification Number

ONE FINANCIAL PLAZA
501 NORTH BROADWAY
ST. LOUIS, MISSOURI  63102-2102
(Address of principal executive offices)

(314) 342-2000
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      o      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            On November 28, 2007, Stifel Financial Corp. (the "Company") purchased $10.0 million par value of 6.78% Cumulative Trust Preferred Securities in an open market transaction for $6.25 million. The Cumulative Trust Preferred Securities were originally offered and sold in a $35.0 million private placement by Stifel Financial Capital Trust IV, a non-consolidated wholly-owned Delaware business trust subsidiary of the Company, on June 28, 2007. As a result of this repurchase, the Company intends to extinguish $10.0 million of its debenture to Stifel Financial Capital Trust IV in the fourth quarter and record an approximate $3.75 million gain before certain expenses and taxes.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

             This Current Report on Form 8-K contains comments and information that constitute "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995).  The forward-looking statements in this Current Report on Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities:  the ability to successfully integrate the recently acquired companies; a material adverse change in the financial condition and results of operations; the risk of borrower, depositor and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies' operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel Financial Corp. with the Securities and Exchange Commission.  Forward-looking statements speak only as to the date they are made.  Stifel Financial Corp. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Stifel Financial Corp. disclaims any intent or obligation to update these forward-looking statements.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   STIFEL FINANCIAL CORP.

Date:    November 28, 2007                               By:       /s/    Ronald J. Kruszewski

        Ronald J. Kruszewski
               Chairman, President and Chief Executive Officer

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